SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

I.              Evergreen Precious Metals Fund (the “Fund”)

Effective August 1, 2005, the second sentence in the section of the prospectus entitled “Investment Strategy” will be replaced with the following:

“The Fund is a non-diversified mutual fund that will normally invest at least 80% of its assets in investments related to precious metals.  These investments will primarily be equity securities of companies that are engaged in, or which receive at least 50% of their revenues from, the exploration, development, mining, processing, or dealing in gold or other precious metals and minerals.  These investments may also include investments of up to 25% of the Fund’s assets, at the time of purchase, in debt securities linked to precious metals and common or preferred stocks of wholly owned subsidiaries of the Fund that invest directly or indirectly in precious metals and minerals.

The Fund is seeking a tax ruling from the Commonwealth of Massachusetts and does not intend to invest in any subsidiaries until it has obtained such ruling.”

In addition, the third paragraph of the section of the prospectus entitled “Risk Factors” is supplemented with the following:

"The value of the Fund's investment in a subsidiary may be adversely impacted by the risks associated with delivery, storage and maintenance, possible illiquidity, and the unavailablility of accurate market valuations of precious metals as well as by custody and transaction costs associated with a subsidiary's investment in precious metals."

July 1, 2005	574043 (7/05)